                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event report) June 30, 2003


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  PENNSYLVANIA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                0-26366                                23-2812193
      ------------------------              ---------------------------------
      (Commission File Number)              (IRS Employer Identification No.)

732 Montgomery Avenue, Narberth, Pennsylvania                 19072
---------------------------------------------               ---------
  (Address of Principal Executive Offices)                  (Zip Code)


                                 (610) 668-4700
                ------------------------------------------------
                (Issuer's telephone number, including area code)


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)






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Item 5. Other Events
        ------------

         Royal Bancshares of Pennsylvania, Inc. announced net income for the three months ended June 30, 2003 and the declaration of a cash dividend as detailed in the attached press release as Exhibit 99.1.


Item 7. Financial Statements and Exhibits
        ---------------------------------

(c) Exhibits

         Exhibit Number           Description of Document
         --------------           -----------------------

         99.1                     Press Release dated July 17, 2003


                                   SIGNATURES
                                   ----------

                     ROYAL BANCSHARES OF PENNSLYVANIA, INC.
                     --------------------------------------


Dated: July 17, 2003     Joseph P. Campbell
                         ------------------
                         Joseph P. Campbell
                         President and CEO


Dated: July 17, 2003     Jeffrey T. Hanuscin
                         -------------------
                         Jeffrey T. Hanuscin
                         Chief Financial Officer